UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2003

(Commission File Number) 0-25960

THE BANK OF KENTUCKY FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Kentucky	61-1256535
(State of incorporation)	(I.R.S. Employer
Identification Number)

111 Lookout Farm Drive

Crestview Hills, Kentucky 41017

(Address of Registrant’s principal executive office)

(859) 371-2340

(Registrant’s telephone number)

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

           99.1    Press Release dated October 20, 2003.

ITEM	12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 20, 2003, The Bank of Kentucky Financial Corporation (the “Company”) issued a press release reporting financial results for the third quarter of fiscal year 2003 (the “Press Release”). A copy of the Press Release is being furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference.

The information being furnished under Item 12 of this Report shall not be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2003

THE BANK OF KENTUCKY FINANCIAL CORPORATION

By:	/S/ MARTIN J. GERRETY

Name: Martin J. Gerrety
Title: Senior Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 20, 2003, filed herewith